UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

# Putnam Managed Municipal Income Trust

**Semiannual report**
**4 | 30 | 22**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

**FUND SYMBOL**
**PMM**

Putnam
Managed Municipal
Income Trust

Semiannual report
4 | 30 | 22

The fund has adopted a managed distribution policy (the “Distribution Policy”) with the goal of providing shareholders with a consistent, although not guaranteed, monthly distribution. In accordance with the Distribution Policy, the fund currently expects to make monthly distributions to common shareholders at a distribution rate per share of $0.0320. Distributions may include ordinary and/or tax-exempt income, net capital gains, and/or a return of capital of your investment in the fund. You should not draw any conclusions about the fund’s investment performance from the amount of this distribution or from the terms of the Distribution Policy. The Distribution Policy provides that the Board of Trustees may amend or terminate the Distribution Policy at any time without prior notice to fund shareholders.

Message from the Trustees

June 14, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Putnam Managed Municipal Income Trust has the flexibility to invest in municipal bonds issued by any U.S. state or territory. As a closed-end fund, it shares some common characteristics with open-end mutual funds, but there are some key differences that investors should understand as they consider their portfolio.

2 Managed Municipal Income Trust

Looking at a closed-end fund’s performance

You will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager.

A mix of credit qualities

In addition to its flexible geographical focus, Putnam Managed Municipal Income Trust combines bonds of differing credit quality. The fund invests in high-quality bonds, but also includes an allocation to lower-rated bonds, which may offer higher income in return for more risk.

Managed Municipal Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 10–11 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Returns for periods of less than one year are not annualized.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group average is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 13.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

4 Managed Municipal Income Trust

Paul, how did municipal bonds perform during the six-month period ended April 30, 2022?

Municipal bonds encountered headwinds due to fears that persistently high inflation might prompt the Federal Reserve to pare back pro-growth monetary policies faster than expected. Inflation concerns were stoked by supply chain disruptions, rising labor costs, and higher commodity prices. Geopolitical and economic uncertainties surrounding Russia’s invasion of Ukraine in late February also unnerved investors.

The Fed faces the difficult task of tamping down inflation without slowing economic growth or causing unemployment to rise. In January 2022, the Fed indicated it was on track to start a series of rate hikes in March 2022 and end its bond-buying stimulus program. The war in Ukraine and ensuing sanctions on Russia elevated commodity prices, complicating the Fed’s balancing act. This shifted expectations higher for the number and degree of interest-rate hikes.

At their March 2022 meeting, Fed policymakers raised their benchmark rate by a quarter percentage point and signaled their intent to take further measures to curb the highest inflation in 40 years. At the May 2022 meeting [shortly after the close of the fund’s reporting period], Fed

Managed Municipal Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/22. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Top 10 state allocations are shown as a percentage of the fund’s net assets (common and preferred shares) as of 4/30/22. Investments in Puerto Rico represented 1.5% of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the differing treatment of interest accruals, the floating-rate portion of tender option bonds, derivative securities, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6 Managed Municipal Income Trust

officials raised their key rate by half a percentage point, the largest hike in 22 years. The Fed also announced that it would begin reducing bond holdings on its balance sheet on June 1, 2022.

These actions led to significant outflows from municipal bond funds, resulting in increasingly difficult market technicals. For the six months ended April 30, 2022, the Bloomberg Municipal Bond Index [the fund’s benchmark] returned –7.90%. Short-term municipal bonds outperformed intermediate- and long-term cohorts. From a credit perspective, investment-grade municipal bonds held up better than higher-yielding, lower-rated municipal bonds in the risk-off environment.

How did the fund perform during the reporting period?

For the six months ended April 30, 2022, the fund underperformed its benchmark, a non-leveraged index, due to our use of leveraging strategies. The fund outperformed the median fund ranked within its Lipper peer group, High Yield Municipal Debt Funds [closed-end]. [Median is the midpoint in a series of values laid out in numerical order.]

What strategies or holdings influenced the fund’s performance during the period?

With the significant sell-off in fixed income in early 2022, we believed municipal bonds had become more attractive. We extended the portfolio’s duration, a measure of the fund’s interest-rate sensitivity. At period-end, the fund’s duration was modestly long relative to the level of its Lipper peer group. We believe this positioning may help the fund outperform if the year-to-date rise in interest rates reverses course.

At period-end, the fund held an overweight exposure to bonds rated BBB and BB relative to the benchmark. From a sector- or industry-positioning perspective, we favored land-secured, continuing-care retirement communities, and charter school bonds relative to the fund’s Lipper peer group.

Regarding our strategy for state debt, the fund held an overweight exposure to Illinois relative to its Lipper peer group. We believe Illinois’s financial profile continues to stabilize, and its flexibility and credit fundamentals have improved since the onset of the Covid-19 pandemic in the United States.

The fund remained underweight in its exposure to uninsured Puerto Rico municipal debt relative to its Lipper peer group during the period. However, we narrowed the fund’s relative underweight as we believe Puerto Rico’s economy has stabilized under the supervision of the Financial Oversight and Management Board. In March 2022, Puerto Rico ended its nearly five-year bankruptcy with a plan to restructure its debt, resume payments to bond-holders, and restore its public pension system. We continue to monitor Puerto Rico debt for potential investment opportunities.

How did you use derivatives during the period?

We utilized swaps to hedge or gain exposure to interest-rate and term structure risk and to hedge or gain exposure to inflation. Additionally, we used futures for hedging Treasury term structure risk and yield curve positioning.

What is your current assessment of the health of the municipal bond market?

Municipal bonds have faced headwinds so far in 2022 as positive seasonal factors waned, fund flows turned negative, and the market adjusted to a quicker pace of monetary policy normalization. However, municipal credit fundamentals remain strong, in our view. Unprecedented fiscal support, tax revenue outperformance, and strong economic growth expectations put most state and local governments in their best financial shape for more than a decade. State

Managed Municipal Income Trust 7

and local tax collections also were up 13.6% in 2021 compared with 2020. Finally, municipal defaults are running below long-term averages year to date through April 30, 2022, and remain isolated to the lowest-rated cohorts. As such, we believe the credit outlook is currently the most favorable factor supporting the asset class.

What is your outlook?

Higher-than-expected inflation and strong labor reports during the early months of 2022 have seemingly cemented the Fed’s pivot to a hawkish stance. The market has quickly repriced to reflect a faster pace of monetary policy normalization. In our view, the Fed is likely to continue the path of policy normalization. We believe this process could contribute to heightened market volatility but also present investors with attractive opportunities.

We expect pandemic-related supply chain pressures will begin to ease and U.S. economic activity will slow in the second half of 2022. We think the combination could contribute to slower growth and lower inflation, which could lead to a slower pace of monetary policy normalization than is currently priced in.

Although supply/demand technicals remain challenged, we believe credit fundamentals are strong and valuations are attractive. Future returns look more promising for longer-term investors, in our opinion.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. Disclosures provide only a summary of certain changes that have occurred in the past fiscal period, which may not reflect all of the changes that have occurred since an investor purchased the fund. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets (common and preferred shares). Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Managed Municipal Income Trust

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Managed Municipal Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Annualized fund performance Total return and comparative index results for periods ended 4/30/22

	Life of
	fund (since
	2/24/89)	10 years	5 years	3 years	1 year	6 months
Net asset value	5.90%	4.12%	2.58%	0.48%	–12.04%	–12.78%
Market price	5.53	3.73	2.28	–0.07	–18.16	–19.91
Bloomberg Municipal
Bond Index	5.31	2.48	1.80	0.46	–7.88	–7.90
Lipper High Yield Municipal
Debt Funds (closed-end)
category average*	5.27	4.08	2.11	0.06	–11.78	–14.39

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared with fund performance at net asset value. Fund results reflect the use of leverage, while index results are unleveraged and Lipper results reflect varying use of, and methods for, leverage.

Returns for periods of less than one year are not annualized.

Lipper peer group average is provided by Lipper, a Refinitiv company.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/22, there were 16, 13, 12, 11, 11, and 6 funds, respectively, in this Lipper category.

Performance includes the deduction of management fees and administrative expenses.

10 Managed Municipal Income Trust

Fund price and distribution information For the six-month period ended 4/30/22

Distributions
Number	6
Income[1]	$0.192
Capital gains[2]	—
Total	$0.192
	Series A	Series C
Distributions — preferred shares	(240 shares)	(1,507 shares)
Number
Income[1]	$150.400	$83.650
Capital gains[2]	—	—
Total	$150.400	$83.650
Share value	NAV	Market price
10/31/21	$8.19	$8.25
4/30/22	6.97	6.44
Current dividend rate (end of period)	NAV	Market price
Current dividend rate[3]	5.51%	5.96%
Taxable equivalent[4]	9.31	10.07

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 40.80% federal tax rate for 2022. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/22

	Life of fund
	(since
	2/24/89)	10 years	5 years	3 years	1 year	6 months
NAV	6.10%	4.93%	3.92%	2.54%	–5.42%	–8.34%
Market price	5.83	4.76	4.57	3.02	–9.03	–13.11

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Managed Municipal Income Trust 11

Consider these risks before investing

Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses.

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

12 Managed Municipal Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade tax-exempt bonds.

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, a Refinitiv company, is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Managed Municipal Income Trust 13

Other information for shareholders

Important notice regarding share repurchase program

In September 2021, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 365 days beginning October 1, 2021, up to 10% of the fund’s common shares outstanding as of September 30, 2021.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

14 Managed Municipal Income Trust

Summary of Putnam closed-end funds’ amended and restated dividend reinvestment plans

Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Managed Municipal Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Managed Municipal Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Statement of cash flows shows changes in the fund’s cash balance during the period as results of cash flows from operating and financing activities.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Managed Municipal Income Trust 17

The fund’s portfolio 4/30/22 (Unaudited)

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation
AMBAC AMBAC Indemnity Corporation
BAM Build America Mutual
G.O. Bonds General Obligation Bonds
PSFG Permanent School Fund Guaranteed
Q-SBLF Qualified School Board Loan Fund

MUNICIPAL BONDS AND NOTES (137.9%)*	Rating**	Principal amount	Value
Alabama (2.1%)
Jefferson Cnty., Swr. Rev. Bonds
Ser. D, 6.50%, 10/1/53	BBB	$500,000	$551,535
stepped-coupon zero % (7.750%, 10/1/23), 10/1/46 ††	BBB	3,950,000	4,004,538
Jefferson, Cnty. Rev. Bonds, (Refunding warrants)
5.00%, 9/15/34	AA	2,075,000	2,265,044
5.00%, 9/15/33	AA	275,000	300,456
			7,121,573
Alaska (1.7%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A, 4.00%, 10/1/44	A+/F	4,750,000	4,828,248
Northern Tobacco Securitization Corp. Rev. Bonds
Ser. A, Class 1, 4.00%, 6/1/50	BBB+	800,000	742,588
Ser. B-1, Class 2, 4.00%, 6/1/50	BBB−	325,000	295,853
			5,866,689
Arizona (4.1%)
AZ State Indl. Dev. Auth. Ed. 144A Rev. Bonds
(BASIS Schools, Inc.), Ser. G, 5.00%, 7/1/37	BB	500,000	517,421
(Somerset Academy of Las Vegas), 4.00%, 12/15/41	BB	500,000	452,465
La Paz Cnty., Indl. Dev. Auth. Ed. Fac. Rev. Bonds, (Harmony Pub. Schools), Ser. A
5.00%, 2/15/48	BBB	2,330,000	2,394,827
5.00%, 2/15/38	BBB	500,000	519,912
Maricopa Cnty. Indl. Dev. Auth. 144A Rev. Bonds, (Commercial Metals Co), 4.00%, 10/15/47	BB+	700,000	639,339
Maricopa Cnty., Indl. Dev. Auth. Ed. Rev. Bonds, (Horizon Cmnty. Learning Ctr.), 5.00%, 7/1/35	BB+	750,000	763,523
Phoenix, Indl. Dev. Auth. Ed. Rev. Bonds
(Choice Academies, Inc.), 5.625%, 9/1/42	BB	315,000	316,007
(Great Hearts Academies), 5.00%, 7/1/44	BBB−	1,700,000	1,719,905
(Choice Academies, Inc.), 4.875%, 9/1/22	BB	145,000	145,799
Phoenix, Indl. Dev. Auth. Ed. 144A Rev. Bonds, (BASIS Schools, Inc.)
Ser. A, 5.00%, 7/1/46	BB	250,000	254,589
5.00%, 7/1/35	BB	900,000	923,201
Ser. A, 5.00%, 7/1/35	BB	600,000	615,467
Salt Verde, Fin. Corp. Gas Rev. Bonds
5.50%, 12/1/29	A3	2,000,000	2,235,644
5.00%, 12/1/32	A3	570,000	622,733
Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med.), 5.00%, 8/1/36	A2	200,000	216,446
(Yavapai Regl. Med. Ctr.), 5.00%, 8/1/34	A2	200,000	216,779

18 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Arizona cont.
Yavapai Cnty., Indl. Dev. Ed. Auth. Rev. Bonds, (Agribusiness & Equine Ctr.), 5.00%, 3/1/32	BB+	$1,000,000	$1,004,337
Yavapai Cnty., Indl. Dev. Ed. Auth. 144A Rev. Bonds, Ser. A, 5.00%, 9/1/34	BB+	500,000	514,025
			14,072,419
Arkansas (0.8%)
AR Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Baptist Health Oblig. Group)
5.00%, 12/1/47	A	600,000	647,795
4.00%, 12/1/44	A	610,000	605,232
4.00%, 12/1/39	A	585,000	588,024
4.00%, 12/1/37	A	805,000	811,753
			2,652,804
California (10.0%)
CA Cmnty. Hsg. Agcy. Essential Hsg. 144A Rev. Bonds
(Aster Apt.), Ser. A-1, 4.00%, 2/1/56	BB+/P	475,000	422,651
(Fountains at Emerald Park), 4.00%, 8/1/46	BB−/P	2,460,000	1,967,565
CA Hsg. Fin. Agcy. Muni. Certif. Rev. Bonds, Ser. 21-1, Class A, 3.50%, 11/20/35	BBB+	1,698,063	1,699,444
CA Pub. State Fin. Auth. Sr. Living 144A Rev. Bonds, (Enso Village Project), Ser. A, 5.00%, 11/15/56	B−/P	750,000	739,062
CA School Fin. Auth. Rev. Bonds, (2023 Union, LLC), Ser. A, 6.00%, 7/1/33	BBB−	465,000	477,878
CA State Infrastructure & Econ. Dev. Bank 144A Rev. Bonds, (WFCS Holdings II, LLC), Ser. B, zero %, 1/1/61	B−/P	4,485,000	325,663
CA State Muni. Fin. Auth. Charter School Rev. Bonds, (Partnerships Uplift Cmnty.), Ser. A, 5.00%, 8/1/32	BB	665,000	666,266
CA State Poll. Control Fin. Auth. Rev. Bonds, (San Jose Wtr. Co.), 4.75%, 11/1/46	A	1,100,000	1,131,289
CA State Poll. Control Fin. Auth. 144A Rev. Bonds, (Wtr. Furnishing), 5.00%, 11/21/45	Baa3	1,000,000	1,008,120
CA State Tobacco Securitization Agcy. Rev. Bonds, (Gold Country Settlement Funding Corp.), Ser. B-2, zero %, 6/1/55	BB/P	5,570,000	1,052,932
CMFA Special Fin. Agcy. I 144A Rev. Bonds, (Social Bond), Ser. A-2, 4.00%, 4/1/56	BB/P	1,500,000	1,277,770
CSCDA Cmnty. Impt. Auth. Rev. Bonds, (Pasadena Portfolio), Ser. A-2, 3.00%, 12/1/56	BBB−/P	2,000,000	1,427,176
CSCDA Cmnty. Impt. Auth. 144A Rev. Bonds
(Pasadena Portfolio), 4.00%, 12/1/56	BB/P	1,000,000	752,859
(Anaheim), 4.00%, 8/1/56	BB/P	2,725,000	2,410,920
(Jefferson-Anaheim), 3.125%, 8/1/56	BB+/P	1,125,000	818,792
(Jefferson-Anaheim), 2.875%, 8/1/41	BB+/P	945,000	818,620
Golden State Tobacco Securitization Corp. Rev. Bonds, Ser. B-2, zero %, 6/1/66	BB+/P	20,675,000	2,235,387
Hastings Campus HFA Rev. Bonds, (U. of CA Hastings College of the Law), Ser. A, 5.00%, 7/1/61	BB−/P	1,200,000	1,243,021
Palm Desert, Special Tax, (Cmnty. Fac. Dist. 2021-1), 4.00%, 9/1/41	B+/P	450,000	425,364
Rancho Cordova, Cmnty. Fac. Dist. Special Tax Bonds, (Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/37	BBB−/P	350,000	351,551

Managed Municipal Income Trust 19

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
California cont.
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds, Ser. P, 5.00%, 5/15/41	Aa3	$6,000,000	$6,677,361
Sacramento, Special Tax, (Greenbriar Cmnty. Fac. Dist. No 2018-03), 4.00%, 9/1/46	BB/P	700,000	633,909
San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt. Rev. Bonds, Ser. A, 4.00%, 5/1/52	A1	1,000,000	957,816
San Francisco, City & Cnty. Dev. 144A Special Tax, (Dist. No. 2020-1 Mission Rock Fac. & Svcs.), Ser. A, 4.00%, 9/1/41	B+/P	500,000	472,627
San Francisco, City & Cnty. Redev. Agcy. Cmnty. Successor Special Tax Bonds, (No. 6 Mission Bay Pub. Impts.), Ser. C
zero %, 8/1/43	BBB/P	2,000,000	582,588
zero %, 8/1/38	BBB/P	2,000,000	786,532
San Joaquin Hills, Trans. Corridor Agcy. Toll Road Rev. Bonds, Ser. A
4.00%, 1/15/45	A	400,000	385,348
4.00%, 1/15/44	A	100,000	96,985
4.00%, 1/15/42	A	500,000	489,822
4.00%, 1/15/41	A	500,000	491,952
Sunnyvale, Special Tax Bonds, (Cmnty. Fac. Dist. No. 1), 7.75%, 8/1/32	B+/P	835,000	837,342
Tobacco Securitization Auth. of Northern CA Rev. Bonds, (Sacramento Cnty., Tobacco Securitization Corp.), Ser. B-2, zero %, 6/1/60	BB/P	2,720,000	425,777
			34,090,389
Colorado (3.1%)
CO State Edl. & Cultural Auth. Rev. Bonds, (Aspen View Academy, Inc.)
4.00%, 5/1/61	Baa3	550,000	459,292
4.00%, 5/1/51	Baa3	350,000	306,764
4.00%, 5/1/41	Baa3	175,000	160,879
4.00%, 5/1/36	Baa3	150,000	142,691
CO State Educ. & Cultural Fac. Auth. Rev. Bonds, (Skyview Academy), 5.125%, 7/1/34	BB	755,000	769,554
CO State Hlth. Fac. Auth. Hosp. Rev. Bonds, (Christian Living Neighborhood)
5.00%, 1/1/37	BB/P	1,250,000	1,275,457
5.00%, 1/1/31	BB/P	500,000	514,784
Park Creek, Metro. Dist. Tax Alloc. Bonds, (Sr. Ltd. Property Tax Supported), Ser. A, 5.00%, 12/1/45	A/F	225,000	236,225
Parkdale, Cmnty. Auth. Rev. Bonds, (Metro. Dist. No. 1), Ser. A, 5.00%, 12/1/40	B/P	1,000,000	980,985
Plaza, Tax Alloc. Bonds, (Metro. Dist. No. 1), 5.00%, 12/1/40	BB−/P	1,650,000	1,652,456
RainDance Metro. Dist. No. 1 Rev. Bonds, (Non-Potable Wtr. Enterprise), 5.25%, 12/1/50	B+/P	875,000	824,435
Rampart Range Metro. Distr. Rev. Bonds, (Dist. No. 5), 4.00%, 12/1/41	BB−/P	1,000,000	839,534
Southlands, Metro. Dist. No. 1 G.O. Bonds, Ser. A-1, 5.00%, 12/1/37	Ba1	500,000	507,054

20 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Colorado cont.
STC Metro. Dist. No. 2 G.O. Bonds, Ser. A, 5.00%, 12/1/49	B+/P	$1,000,000	$992,560
Sterling Ranch Cmnty. Auth. Board Rev. Bonds, (Metro. Dist. No. 2), Ser. A, 4.25%, 12/1/50	BB/P	450,000	388,469
Willow Bend Metro. Dist. G.O. Bonds, Ser. A, 5.00%, 12/1/39	BB−/P	600,000	596,507
			10,647,646
Connecticut (1.1%)
CT State Hlth. & Edl. Fac. Auth. Rev. Bonds, (Stamford Hosp. Oblig. Group (The)), Ser. M, 4.00%, 7/1/42	BBB+	2,130,000	2,029,962
Harbor Point Infrastructure Impt. Dist. 144A Tax Alloc. Bonds, (Harbor Point Ltd.), 5.00%, 4/1/39	BB/P	1,500,000	1,591,632
			3,621,594
Delaware (1.0%)
DE State Econ. Dev. Auth. Rev. Bonds
(ASPIRA of Delaware Charter Operations, Inc.), Ser. A, 5.00%, 6/1/51	BB	1,035,000	1,052,119
(ASPIRA Charter School), Ser. A, 5.00%, 6/1/36	BB	705,000	725,380
Millsboro Special Oblig. 144A Special Tax, (Plantation Lakes), 5.25%, 7/1/48	BB−/P	1,000,000	1,005,149
Millsboro Special Oblig. 144A Tax Alloc. Bonds, (Plantation Lakes Special Dev. Dist.), 5.125%, 7/1/38	BB−/P	490,000	496,029
			3,278,677
District of Columbia (5.5%)
DC Rev. Bonds
(Plenary Infrastructure DC, LLC), 5.50%, 8/31/36 ##	A3	1,365,000	1,508,110
(Plenary Infrastructure DC, LLC), 5.50%, 8/31/35 ##	A3	1,140,000	1,262,676
(Intl. School), 5.00%, 7/1/54	BBB	1,275,000	1,290,208
(Ingleside at Rock Creek), Ser. A, 5.00%, 7/1/52	BB−/P	1,000,000	955,010
(Latin American Montessori Bilingual Pub. Charter School Oblig. Group), 5.00%, 6/1/40	BB+	1,500,000	1,545,148
(KIPP DC), 4.00%, 7/1/44	BBB+	750,000	685,600
DC 144A Rev. Bonds, (Rocketship DC Oblig. Group), Ser. 21-A
5.00%, 6/1/61	BB/P	400,000	406,032
5.00%, 6/1/51	BB/P	375,000	382,916
DC Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. A, zero %, 6/15/46	CCC/P	7,500,000	1,573,924
Metro. Washington DC, Arpt. Auth. Rev. Bonds Ser. A, 4.00%, 10/1/51 T	Aa3	7,200,000	6,869,375
Metro. Washington DC, Arpt. Auth. Dulles Toll Rd. Rev. Bonds
(Dulles Metrorail & Cap. Impt. Proj.) Ser. B, 4.00%, 10/1/44 T	A−	1,060,000	1,059,269
(Dulles Metrorail & Cap. Impt. Proj.) 4.00%, 10/1/53 T	A−	1,065,000	1,041,645
			18,579,913

Managed Municipal Income Trust 21

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Florida (8.4%)
Cap. Trust Agcy. Rev. Bonds, (Wonderful Foundation Charter School Holdings, LLC), zero %, 1/1/60	B/P	$6,000,000	$451,223
Cap. Trust Agcy. 144A Rev. Bonds
(WFCS Holdings II, LLC), Ser. A-1, 5.00%, 1/1/56	BB/P	900,000	831,288
(Wonderful Foundation Charter School Holdings, LLC), 5.00%, 1/1/55	BB−/P	1,700,000	1,574,016
(Wonderful Foundation Charter School Holdings, LLC), 4.50%, 1/1/35	BB−/P	750,000	695,776
Celebration Pointe Cmnty. Dev. Dist. No. 1 144A Special Assessment Bonds, (Alachua Cnty.), 5.00%, 5/1/48	B/P	240,000	242,530
Charlotte Cnty., Indl. Dev. Auth. Util. Syst. 144A Rev. Bonds, (MSKP Town & Country Util., LLC), Ser. A, 4.00%, 10/1/51	B+/P	1,000,000	838,453
Double Branch Cmnty. Dev. Dist. Special Assmt. Bonds, (Sr. Lien), Ser. A-1, 4.125%, 5/1/31	A	500,000	505,343
Fishhawk, CCD IV Special Assmt. Bonds, 7.25%, 5/1/43	B/P	370,000	382,158
FL State Dev. Fin Corp. Sr. Living Rev. Bonds, (Glenridge on Palmer Ranch Oblig. Group), 5.00%, 6/1/51	BB/P	700,000	646,614
FL State Dev. Fin. Corp. Hlth. Care Fac. Rev. Bonds, (Shands Jacksonville Medical Center, Inc.), 4.00%, 2/1/52	Baa3	1,350,000	1,226,259
FL State Higher Edl. Fac. Financial Auth. Rev. Bonds
(St. Leo U., Inc. Oblig. Group), 5.00%, 3/1/49	BB+	365,000	366,021
(St. Leo U.), 5.00%, 3/1/44	BB+	1,370,000	1,380,939
Halifax Hosp. Med. Ctr. Rev. Bonds, 5.00%, 6/1/36	A−	1,300,000	1,396,709
Lake Cnty., Retirement Fac. Rev. Bonds, (Waterman Cmnty., Inc.), 5.75%, 8/15/55	B/P	750,000	729,352
Lakewood Ranch, Stewardship Dist. Special Assessment Bonds, (Village of Lakewood Ranch South), 5.125%, 5/1/46	B+/P	845,000	856,949
Lakewood Ranch, Stewardship Dist. Special Assmt., (Azario), 4.00%, 5/1/40	B+/P	1,000,000	924,683
Lakewood Ranch, Stewardship Dist. Special Assmt. Bonds, 4.875%, 5/1/35	BB−/P	460,000	465,004
Lakewood Ranch, Stewardship Dist. 144A Special Assmt., 4.00%, 5/1/50	B/P	250,000	221,167
Miami-Dade Cnty., Indl. Dev. Auth. Rev. Bonds, (Pinecrest Academy, Inc.), 5.00%, 9/15/34	BBB	1,240,000	1,274,045
Midtown Miami Cmnty. Dev. Dist. Special Assmt. Bonds, (Garage), Ser. A, 5.00%, 5/1/29	BB−/P	570,000	575,557
Palm Beach Cnty., Rev. Bonds, (Lynn U. Hsg.), Ser. A, 5.00%, 6/1/57	B+/P	625,000	642,892
Palm Beach Cnty., 144A Rev. Bonds, (PBAU Hsg.), Ser. A, 5.00%, 4/1/39	Ba1	500,000	507,564
Pinellas Cnty., Indl. Dev. Auth. Rev. Bonds, (2017 Foundation for Global Understanding, Inc.), 5.00%, 7/1/39	AAA/P	1,690,000	1,738,013
Sarasota Cnty., Hlth. Fac. Auth. Rev. Bonds, (Village on the Isle), Ser. A, 5.00%, 1/1/37	BB+/F	1,000,000	1,023,709

22 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Florida cont.
Sarasota Cnty., Pub. Hosp. Dist. Rev. Bonds, (Sarasota Memorial Hosp.), 4.00%, 7/1/48	A1	$1,500,000	$1,460,079
Southeast Overtown Park West Cmnty. Redev. Agcy. 144A Tax Alloc. Bonds, Ser. A-1, 5.00%, 3/1/30	BBB+	480,000	496,530
St. John’s Cnty., Indl. Dev. Auth. Rev. Bonds, (Life Care Ponte Vedra Oblig. Group), Ser. A
4.00%, 12/15/41	BB+/F	500,000	445,995
4.00%, 12/15/36	BB+/F	355,000	330,342
Tallahassee, Hlth. Fac. Rev. Bonds, (Tallahassee Memorial HealthCare, Inc.), Ser. A, 5.00%, 12/1/55	Baa1	1,000,000	1,056,204
Verandah, West Cmnty. Dev. Dist. Special Assmt. Bonds, (Cap. Impt.), 5.00%, 5/1/33	B+/P	490,000	493,350
Village Cmnty. Dev. Dist. No. 10 Special Assmt. Bonds, 5.75%, 5/1/31	BB/P	770,000	787,916
Village Cmnty. Dev. Dist. No. 11 Special Assmt. Bonds, 4.50%, 5/1/45	BB−/P	925,000	925,354
Village Cmnty. Dev. Dist. No. 12 144A Special Assessment Bonds, 4.00%, 5/1/33	BB−/P	695,000	680,349
Village Cmnty. Dev. Dist. No. 9 Special Assmt. Bonds, 5.00%, 5/1/22	BBB−/P	70,000	70,000
Village, 144A Special Assmt., (Village Cmnty. Dev. Dist. No. 13), 3.25%, 5/1/40	BB−/P	2,480,000	2,145,821
			28,388,204
Georgia (3.7%)
Cobb Cnty., Dev. Auth. Student Hsg. Rev. Bonds
(Kennesaw State U. Real Estate Oblig. Group), Ser. C, 5.00%, 7/15/38	Baa2	765,000	788,184
(Kennesaw State U. Real Estate), 5.00%, 7/15/30	Baa2	700,000	728,905
GA State Private College & U. Auth. Rev. Bonds, (Mercer U.), Ser. C, 5.25%, 10/1/30	Baa1	750,000	757,501
Geo L Smith II GA Congress Ctr. 144A Rev. Bonds, (Signia Hotel Mgt., LLC.)
5.00%, 1/1/54	BB−/P	1,480,000	1,416,456
5.00%, 1/1/36	BB−/P	850,000	854,278
Main Street Natural Gas, Inc. Gas Supply Rev. Bonds, Ser. A, 5.00%, 5/15/34	A3	3,345,000	3,565,614
Muni. Election Auth. of GA Rev. Bonds, (Plant Vogtle Units 3 & 4), Ser. A
5.50%, 7/1/60	A	2,000,000	2,126,622
4.00%, 1/1/59	A2	2,000,000	1,865,238
4.00%, 1/1/49	A2	500,000	476,516
			12,579,314
Guam (0.1%)
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, 5.00%, 10/1/34 (Prerefunded 10/1/22)	Baa2	200,000	202,812
			202,812
Hawaii (0.1%)
HI State Dept. Budget & Fin. Rev. Bonds, (Kahala Nui), 5.125%, 11/15/32	A+/F	400,000	405,907
			405,907

Managed Municipal Income Trust 23

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Idaho (0.6%)
ID State Hlth. Fac. Auth. Rev. Bonds, (St. Luke’s Hlth. Sys. Oblig. Group), Ser. A, 4.00%, 3/1/38	A	$2,000,000	$2,005,953
			2,005,953
Illinois (14.5%)
Chicago, G.O. Bonds
Ser. A, 5.50%, 1/1/49	BBB+	1,000,000	1,075,083
Ser. A, 5.00%, 1/1/40	BBB+	2,000,000	2,110,322
Ser. A, 5.00%, 1/1/30	BBB+	1,800,000	1,935,909
Ser. B, 4.00%, 1/1/38	BBB+	2,747,000	2,562,509
Chicago, Special Assmt.
3.38%, 12/1/31	BBB/P	367,000	333,781
3.04%, 12/1/28	BBB/P	270,000	250,854
Chicago, Board of Ed. G.O. Bonds
Ser. C, 5.25%, 12/1/39	BB	1,500,000	1,553,387
Ser. A, 5.00%, 12/1/47	BB	1,750,000	1,809,152
Ser. A, 5.00%, 12/1/38	BB	500,000	523,944
Ser. H, 5.00%, 12/1/36	BB	2,100,000	2,201,319
Chicago, O’Hare Intl. Arpt. Rev. Bonds, Ser. A, 5.00%, 1/1/38	A	700,000	743,250
Chicago, Waste Wtr. Transmission Rev. Bonds, (2nd Lien), 5.00%, 1/1/39	A	1,360,000	1,396,712
Chicago, Wtr. Wks Rev. Bonds, 5.00%, 11/1/30	A	1,000,000	1,084,456
Cook Cnty., G.O. Bonds, 5.00%, 11/15/35	A+	500,000	540,970
Du Page Cnty., Special Svc. Area No. 31 Special Tax Bonds, (Monarch Landing), 5.625%, 3/1/36	B/P	283,000	283,005
IL State G.O. Bonds
Ser. A, 5.00%, 5/1/38	Baa1	1,000,000	1,044,234
Ser. B, 5.00%, 10/1/31	Baa1	2,000,000	2,134,525
5.00%, 2/1/29	Baa1	2,075,000	2,207,066
Ser. A, 5.00%, 12/1/28	Baa1	1,760,000	1,891,749
Ser. D, 5.00%, 11/1/28	Baa1	1,730,000	1,858,687
IL State Fin. Auth. Rev. Bonds
(Plymouth Place), 5.25%, 5/15/50 (Prerefunded 5/15/25)	BB+/F	1,000,000	1,075,628
(Plymouth Place Oblig. Group), 5.00%, 5/15/56	BB+/F	815,000	796,732
(Plymouth Place Oblig. Group), 5.00%, 5/15/51	BB+/F	1,000,000	986,408
(Plymouth Place Oblig. Group), 5.00%, 5/15/41	BB+/F	400,000	403,465
(Southern IL Healthcare Enterprises, Inc.), 5.00%, 3/1/33	A	700,000	754,408
(Riverside Hlth. Syst.), 4.00%, 11/15/35	A+	500,000	504,226
IL State Fin. Auth. Student Hsg. & Academic Fac. Rev. Bonds
(U. of IL Chicago), 5.00%, 2/15/50	Baa3	500,000	504,814
(U. of IL-CHF-Chicago, LLC), Ser. A, 5.00%, 2/15/37	Baa3	1,200,000	1,226,156
Metro. Pier & Exposition Auth. Rev. Bonds, (McCormick Place Expansion)
Ser. A, 5.00%, 6/15/50	BBB+	3,000,000	3,116,123
4.00%, 6/15/52	BBB+	1,000,000	911,790
Ser. B, stepped-coupon zero % (4.950%, 6/15/31), 12/15/47 ††	BBB+	1,500,000	915,398

24 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Illinois cont.
Metro. Wtr. Reclamation Dist. of Greater Chicago G.O. Bonds, Ser. A, 5.00%, 12/1/31	AA	$1,000,000	$1,087,479
Northern IL U. Rev. Bonds, Ser. B, BAM
5.00%, 4/1/33	AA	625,000	696,904
5.00%, 4/1/31	AA	500,000	559,788
4.00%, 4/1/40	AA	610,000	605,114
4.00%, 4/1/39	AA	500,000	497,545
Sales Tax Securitization Corp. Rev. Bonds
Ser. C, 5.50%, 1/1/36	AA−	2,000,000	2,237,376
Ser. A, 5.00%, 1/1/36	AA−	1,600,000	1,755,819
Ser. A, 4.00%, 1/1/39	AA−	1,750,000	1,743,574
Ser. A, 4.00%, 1/1/38	AA−	1,750,000	1,744,758
			49,664,419
Iowa (0.3%)
IA Tobacco Settlement Auth. Rev. Bonds, Ser. B-1, Class 2, 4.00%, 6/1/49	BBB	1,000,000	948,482
			948,482
Kansas (0.3%)
Wichita, Hlth. Care Fac. Rev. Bonds, (Presbyterian Manors), Ser. I, 5.00%, 5/15/33	BB−/P	500,000	497,060
Wyandotte, Cnty./Kansas City, Unified Govt. 144A Rev. Bonds, (Legends Apt. Garage & West Lawn), 4.50%, 6/1/40	BB+/P	405,000	367,159
			864,219
Kentucky (3.2%)
KY Econ. Dev. Fin. Auth. Rev. Bonds, (Masonic Home Indpt. Living), 5.00%, 5/15/46	BB/P	1,000,000	935,010
KY Pub. Trans. Infrastructure Auth. Rev. Bonds, (1st Tier Downtown Crossing), Ser. A, 6.00%, 7/1/53 (Prerefunded 7/1/23)	Baa2	1,100,000	1,148,037
KY State Econ. Dev. Fin. Auth. Rev. Bonds, (Owensboro Hlth.), Ser. A, 5.25%, 6/1/41	Baa3	125,000	135,431
KY State Econ. Dev. Fin. Auth. Hlth. Care Rev. Bonds, (Masonic Homes of KY), 5.375%, 11/15/42	BB−/P	900,000	815,370
KY State Pub. Energy Auth. Gas Supply Mandatory Put Bonds (6/1/25), Ser. C-1, 4.00%, 12/1/49	A1	4,635,000	4,702,320
Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst. Rev. Bonds, (Norton Healthcare Oblig. Group), 5.50%, 10/1/33	A	3,000,000	3,121,581
			10,857,749
Louisiana (1.8%)
LA State Pub. Fac. Auth. Rev. Bonds, (LA State U. Greenhouse Phase III), Ser. A, 5.00%, 7/1/59	A3	1,500,000	1,597,329
LA State Pub. Fac. Solid Waste Disp. Auth. Rev. Bonds, (LA Pellets, Inc.), Ser. A, 8.375%, 7/1/39 (In default) †	D/P	500,000	5
Pub. Fac. Auth. Rev. Bonds, (Tulane U.), Ser. A, 4.00%, 12/15/50 (Prerefunded 12/15/27)	A+	750,000	759,174
St. John The Baptist Parish Mandatory Put Bonds (7/1/26), (Marathon Oil Corp.), Ser. A-3, 2.20%, 6/1/37	Baa3	3,500,000	3,288,832
St. Tammany, Public Trust Fin. Auth. Rev. Bonds, (Christwood), 5.25%, 11/15/37	BB/P	385,000	392,850
			6,038,190

Managed Municipal Income Trust 25

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Maine (0.2%)
ME State Fin. Auth. Solid Waste Disp. 144A Mandatory Put Bonds (8/1/25), (Casella Waste Syst.), 5.125%, 8/1/35	B2	$500,000	$527,517
			527,517
Maryland (1.9%)
Brunswick, Special Tax, 5.00%, 7/1/36	B+/P	549,000	570,056
Frederick Cnty., Special Tax Bonds, (Oakdale-Lake Linganore), 3.75%, 7/1/39	BB/P	1,410,000	1,271,883
Frederick Cnty., Edl. Fac. 144A Rev. Bonds, (Mount St. Mary’s U.), Ser. A, 5.00%, 9/1/37	BB+	500,000	511,695
MD State Econ. Dev. Corp. Tax Alloc. Bonds, (Port Covington)
4.00%, 9/1/50	B+/P	750,000	661,492
4.00%, 9/1/40	B+/P	755,000	703,265
Prince Georges Cnty., Special Oblig. 144A Tax Alloc. Bonds, (Westphalia Town Ctr.), 5.125%, 7/1/39	B/P	1,000,000	1,016,025
Westminster, Rev. Bonds
(Lutheran Village at Miller’s Grant, Inc. (The)), Ser. A, 6.00%, 7/1/34	B−/P	250,000	259,659
(Carroll Lutheran Village, Inc.), 5.125%, 7/1/34	BB/P	1,500,000	1,523,024
			6,517,099
Massachusetts (1.3%)
Lowell, Collegiate Charter School Rev. Bonds
5.00%, 6/15/54	BB−/P	1,250,000	1,247,945
5.00%, 6/15/39	BB−/P	1,000,000	1,009,941
MA State Dev. Fin. Agcy. 144A Rev. Bonds, (Linden Ponds, Inc. Fac.)
5.125%, 11/15/46	A/F	1,000,000	1,055,866
5.00%, 11/15/38	A/F	500,000	525,556
MA State Dev. Fin. Agcy. Hlth. Care Fac. 144A Rev. Bonds, (Adventcare), Ser. A, 6.65%, 10/15/28 (In default) †	D/P	995,000	417,900
			4,257,208
Michigan (6.1%)
Detroit, G.O. Bonds, 5.00%, 4/1/37	Ba2	750,000	786,661
Flint, Hosp. Bldg. Auth. Rev. Bonds, Ser. A, 5.25%, 7/1/39	Ba1	750,000	767,008
Great Lakes, Wtr. Auth. Swr. Rev. Bonds, (Brazos Presbyterian Homes, Inc.), Ser. C, 5.00%, 7/1/36	A+	2,000,000	2,169,153
Kentwood, Economic Dev. Corp. Rev. Bonds, (Holland Home Obligated Group)
5.00%, 11/15/41	BBB−/F	1,000,000	1,063,807
5.00%, 11/15/32	BBB−/F	1,250,000	1,347,895
MI State Fin. Auth. Ltd. Oblig. Rev. Bonds, (Lawrence Technological U.), 5.00%, 2/1/47	BBB−	2,150,000	2,202,635
MI State Fin. Auth. Ltd. Oblig. Higher Ed. Fac. Rev. Bonds, (Aquinas College), 5.00%, 5/1/46	BB/P	1,000,000	933,816
MI State Fin. Auth. Rev. Bonds
(Local Govt. Loan Program — Detroit Wtr. & Swr. Dept. (DWSD)), Ser. D-2, 5.00%, 7/1/34	A+	400,000	425,733

26 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Michigan cont.
MI State Fin. Auth. Rev. Bonds
(Detroit Wtr. & Swr.), Ser. C-6, 5.00%, 7/1/33	AA−	$600,000	$624,289
(Trinity Health Corp. Oblig. Group), Ser. A, 4.00%, 12/1/49 T	AA−	2,125,000	2,072,449
MI State Strategic Fund Ltd. Oblig. Rev. Bonds, (Holland Home Oblig. Group), 5.00%, 11/15/43	BBB−/F	500,000	529,902
Pontiac City, G.O. Bonds, (Pontiac School Dist.), Q-SBLF
4.00%, 5/1/45 T	Aa1	3,576,000	3,642,335
4.00%, 5/1/50 T	Aa1	4,023,000	4,090,988
			20,656,671
Minnesota (1.3%)
Baytown Twp., Lease Rev. Bonds, Ser. A, 4.00%, 8/1/41	BB+	380,000	336,088
Ham Lake, Charter School Lease Rev. Bonds, (DaVinci Academy of Arts & Science), Ser. A, 5.00%, 7/1/47	BB−/P	500,000	507,276
MN State Higher Ed. Fac. Auth. Rev. Bonds, (Augsburg U.), Ser. A, 5.00%, 5/1/46	Ba1	1,250,000	1,253,134
Sartell, Hlth. Care & Hsg. Facs. Rev. Bonds, (Country Manor Campus, LLC)
5.25%, 9/1/30	B−/P	500,000	500,265
5.25%, 9/1/27	B−/P	750,000	751,131
St. Paul, Port Auth. Lease Rev. Bonds, (Regions Hosp. Pkg. Ramp), Ser. 1, 5.00%, 8/1/36	A−/P	1,125,000	1,125,933
			4,473,827
Missouri (1.6%)
Cape Girardeau Cnty., Indl. Dev. Auth. Rev. Bonds, (SoutheastHEALTH Oblig. Group)
4.00%, 3/1/46	BBB−	750,000	719,726
4.00%, 3/1/41	BBB−	750,000	732,111
Saint Louis, Indl. Dev. Auth. Fin. Rev. Bonds, (Ballpark Village Dev.), Ser. A, 4.75%, 11/15/47	BB−/P	875,000	712,062
St. Louis Cnty., Indl. Dev. Auth. Sr. Living Fac. Rev. Bonds, (Friendship Village), 5.25%, 9/1/53	BB+/F	3,250,000	3,295,134
			5,459,033
Montana (1.0%)
MT State Fac. Fin. Auth. Rev. Bonds, (Billings Clinic Oblig. Group), Ser. A
5.00%, 8/15/34 ###	AA−	1,500,000	1,683,611
5.00%, 8/15/32 ###	AA−	1,365,000	1,548,308
			3,231,919
Nevada (1.1%)
Clark Cnty., Impt. Dist. No. 159 Special Assessment Bonds, (Summerlin Village 16A), 5.00%, 8/1/32	B+/P	425,000	436,096
Las Vegas, Special Assmt. Bonds
(Dist. No. 815), 5.00%, 12/1/49	B+/P	625,000	634,559
5.00%, 6/1/31	B+/P	345,000	353,102
5.00%, 6/1/30	B+/P	225,000	230,543
(Dist. No. 607 Local Impt.), 5.00%, 6/1/23	BBB−/P	250,000	255,461
(Special Impt. Dist. No. 816), 3.00%, 6/1/41	BB−/P	650,000	511,837

Managed Municipal Income Trust 27

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Nevada cont.
Las Vegas, Impt. Dist. No. 812 Special Assessment Bonds, (Summerlin Village 24), 5.00%, 12/1/35	B/P	$230,000	$235,555
Las Vegas, Special Impt. Dist. No. 814 Special Assmt., (Summerlin Village No. 21 and 24A)
4.00%, 6/1/44	BB−/P	645,000	595,807
4.00%, 6/1/39	BB−/P	445,000	425,341
			3,678,301
New Hampshire (1.0%)
NH State Hlth. & Ed. Fac. Auth. Rev. Bonds
(Catholic Med. Ctr.), 5.00%, 7/1/44	BBB+	1,000,000	1,063,275
(Kendel at Hanover), 5.00%, 10/1/40	BBB+/F	585,000	614,942
(Elliot Hosp.), 5.00%, 10/1/38	A3	250,000	270,038
(Southern NH Med. Ctr.), 5.00%, 10/1/37	A−	1,000,000	1,072,039
NH State Hlth. & Ed. Fac. Auth. 144A Rev. Bonds, (Hillside Village), Ser. A, 6.25%, 7/1/42 (In default) †	D/P	750,000	375,000
			3,395,294
New Jersey (6.9%)
Atlantic City, G.O. Bonds, (Tax Appeal), Ser. B, AGM, 4.00%, 3/1/42	AA	1,250,000	1,275,713
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	965,000	998,242
(NYNJ Link Borrower, LLC), 5.375%, 1/1/43	BBB	1,000,000	1,028,141
Ser. EEE, 5.00%, 6/15/48	A3	3,000,000	3,135,279
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/47	BBB−	1,000,000	1,020,994
Ser. AAA, 5.00%, 6/15/36	A3	350,000	373,404
Ser. B, 5.00%, 11/1/26	A3	3,000,000	3,241,325
5.00%, 6/15/26 (Prerefunded 6/15/22)	BBB+	500,000	502,218
NJ State Econ. Dev. Auth. Fac. Rev. Bonds, (Continental Airlines, Inc.), 5.625%, 11/15/30	Ba3	1,500,000	1,571,498
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Baa2	1,500,000	1,584,237
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds, (St. Peter’s U. Hosp.), 6.25%, 7/1/35	Baa3	2,000,000	2,003,853
NJ State Trans. Trust Fund Auth. Rev. Bonds
Ser. AA, 5.00%, 6/15/38	A3	1,800,000	1,913,370
Ser. AA, 5.00%, 6/15/37	A3	400,000	429,749
Ser. AA, 5.00%, 6/15/36	A3	475,000	511,486
Ser. A, 5.00%, 12/15/34	A3	2,600,000	2,787,526
Ser. A, 4.00%, 6/15/42	A3	1,000,000	962,127
			23,339,162
New Mexico (1.2%)
NM State Hosp. Equip. Loan Council Hosp. Rev. Bonds, Ser. A, 4.00%, 8/1/48	AA	3,400,000	3,400,309
Sante Fe, Retirement Fac. Rev. Bonds, (El Castillo Retirement Residences), Ser. A, 5.00%, 5/15/39	BB+/F	500,000	516,444
			3,916,753

28 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
New York (11.2%)
Glen Cove, Local Econ. Assistance Corp. Rev. Bonds, (Garvies Point Pub. Impt.), Ser. C, stepped-coupon zero % (5.625%, 1/1/24), 1/1/55 ††	B/P	$300,000	$274,725
Metro. Trans. Auth. Rev. Bonds, Ser. C-1, 4.00%, 11/15/35	A3	3,000,000	2,996,595
NY City, Transitional Fin. Auth. Rev. Bonds
Ser. B-1, 4.00%, 11/1/41 T	Aa1	5,000,000	5,476,700
Ser. C-1, 4.00%, 5/1/39	AAA	2,000,000	2,012,884
NY Counties, Tobacco Trust VI Rev. Bonds, (Tobacco Settlement Pass Through), Ser. A-2B, 5.00%, 6/1/51	BB+/P	1,700,000	1,744,018
NY State Dorm. Auth. Personal Income Tax Rev. Bonds, Ser. A, 5.00%, 3/15/46 T	AA+	4,500,000	4,959,675
NY State Dorm. Auth. Sales Tax Rev. Bonds, Ser. A, Group C, 5.00%, 3/15/42 T	Aa1	10,845,000	11,603,391
NY State Env. Fac. Corp. Solid Waste Disp. Mandatory Put Bonds (9/2/25), (Casella Waste Syst. Inc.), Ser. R-1, 2.75%, 9/1/50	B	225,000	220,982
NY State Liberty Dev. Corp. 144A Rev. Bonds
(World Trade Ctr.), Class 2, 5.375%, 11/15/40	BB−/P	750,000	768,420
(3 World Trade Ctr., LLC), Class 1-3, 5.00%, 11/15/44	BB−/P	2,350,000	2,374,995
NY State Trans. Special Fac. Dev. Corp. Rev. Bonds, (Delta Air Lines, Inc.), 5.00%, 10/1/40	Baa3	1,250,000	1,311,165
NY State, Liberty Dev. Corp. Rev. Bonds, (4 World Trade Ctr.), 3.00%, 11/15/51	A	6,075,000	4,761,324
			38,504,874
North Carolina (1.7%)
NC State Med. Care Comm. Hlth. Care Fac. Rev. Bonds, (Lutheran Svcs. for the Aging, Inc. Oblig. Group), Ser. C, 4.00%, 3/1/36	BB/P	2,320,000	2,041,451
NC State Med. Care Comm. Retirement Fac. Rev. Bonds
(Maryfield, Inc. Oblig. Group), 5.00%, 10/1/45	BB/P	500,000	498,609
(Twin Lakes Cmnty.), Ser. A, 5.00%, 1/1/38	BBB/F	1,750,000	1,849,258
(Southminister, Inc.), 5.00%, 10/1/37	BB/P	965,000	978,675
(United Church Homes & Svcs. Oblig. Group), Ser. A, 5.00%, 9/1/37 (Prerefunded 9/1/24)	BB/P	500,000	527,029
			5,895,022
Ohio (3.0%)
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds, Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	1,300,000	1,266,264
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	1,500,000	1,566,301
OH State Air Quality Dev. Auth. Exempt Fac. 144A Rev. Bonds, (Pratt Paper, LLC), 4.50%, 1/15/48	BB+/P	1,200,000	1,183,727
OH State Higher Edl. Fac. Comm. Rev. Bonds, (John Carroll U.), 4.00%, 10/1/45	Baa1	3,400,000	3,201,033
OH State Private Activity Rev. Bonds, (Portsmouth Bypass), AGM, 5.00%, 12/31/35	AA	750,000	788,467
Port of Greater Cincinnati Dev. Auth. 144A Rev. Bonds, 4.25%, 12/1/50	BB/P	1,440,000	1,145,424

Managed Municipal Income Trust 29

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Ohio cont.
Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds
5.75%, 12/1/32	BB−/F	$900,000	$909,942
(Memorial Hlth. Syst. Oblig. Group), 5.00%, 12/1/43	BB−/F	150,000	151,381
			10,212,539
Oregon (0.8%)
Multnomah Cnty., Hosp. Fac. Auth. Rev. Bonds, (Terwilliger Plaza, Inc.), 5.00%, 12/1/29	BB+/F	350,000	351,729
Portland, Rev. Bonds, Ser. C, 7.701%, 6/1/22	Aaa	1,120,000	1,125,754
Warm Springs, Reservation Confederated Tribes 144A Rev. Bonds, (Pelton-Round Butte), Ser. B
5.00%, 11/1/36	A3	500,000	553,640
5.00%, 11/1/34	A3	200,000	221,782
Yamhill Cnty., Hosp. Auth. Rev. Bonds, (Friendsview Manor Oblig. Group), Ser. A, 5.00%, 11/15/56	BB−/P	400,000	365,197
			2,618,102
Pennsylvania (3.1%)
Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds, (Allegheny Hlth. Network Oblig. Group), Ser. A, 5.00%, 4/1/35	A	1,200,000	1,307,701
Chester Cnty., Indl. Dev. Auth. Rev. Bonds
(Collegium Charter School), Ser. A, 5.125%, 10/15/37	BB	750,000	771,581
(Renaissance Academy Charter School), 5.00%, 10/1/34	BBB−	350,000	364,454
Chester Cnty., Indl. Dev. Auth. Student Hsg. Rev. Bonds, (West Chester U. Student Hsg., LLC), Ser. A, 5.00%, 8/1/45	Ba2	1,000,000	1,000,756
Cumberland Cnty., Muni. Auth. Rev. Bonds, (Asbury PA Obligated Group), 5.00%, 1/1/45	BB+/P	500,000	504,760
Dallas, Area Muni. Auth. U. Rev. Bonds, (Misericordia U.), 5.00%, 5/1/48	Baa3	1,500,000	1,522,386
Montgomery Cnty., Indl. Auth. Rev. Bonds, (Whitemarsh Continuing Care Retirement Cmnty.), Ser. A, 5.25%, 1/1/48	BB−/P	500,000	509,682
Moon, Indl. Dev. Auth. Rev. Bonds, (Baptist Homes Society Oblig. Group), 5.75%, 7/1/35	B+/P	650,000	660,814
PA State Higher Edl. Fac. Auth. Rev. Bonds, (Gwynedd Mercy College), Ser. KK1, 5.375%, 5/1/42 (Prerefunded 6/3/22)	BBB	785,000	785,410
PA State Tpk. Comm. Rev. Bonds, Ser. A, 5.00%, 12/1/44	A3	1,500,000	1,616,181
Philadelphia Auth. For Ind. Dev. 144A Rev. Bonds, (String Theory Charter School), 5.00%, 6/15/50	BB+	700,000	700,023
West Shore Area Auth. Rev. Bonds, (Lifeways at Messiah Village), Ser. A, 5.00%, 7/1/35	BBB−/F	785,000	806,173
			10,549,921
Puerto Rico (1.9%)
Cmnwlth. of PR, G.O. Bonds, Ser. A-1, 4.00%, 7/1/46	BB/P	2,000,000	1,759,500
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds, Ser. A-1, 5.00%, 7/1/58	BB−/P	4,700,000	4,829,062
			6,588,562

30 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
South Carolina (6.1%)
Berkeley Cnty., Assmt. Rev. Bonds, (Nexton Impt. Dist.), 4.375%, 11/1/49	BB−/P	$1,000,000	$984,957
SC State Jobs Econ. Dev. Auth. Edl. Fac. 144A Rev. Bonds
(High Point Academy), Ser. A, 5.75%, 6/15/49	Ba1	1,000,000	1,054,087
(High Point Academy), Ser. A, 5.75%, 6/15/39	Ba1	500,000	532,840
(Greenville Renewable Energy Ed. Charter School), 4.00%, 6/1/46	BB/P	1,150,000	1,000,603
SC State Jobs-Econ. Dev. Auth. Rev. Bonds, (Bon Secours Mercy Hlth.), 4.00%, 12/1/44	A1	4,000,000	3,962,891
SC State Pub. Svcs. Auth. Rev. Bonds
Ser. A, 5.00%, 12/1/36	A2	1,000,000	1,064,217
Ser. B, 4.00%, 12/1/51 T	A2	3,000,000	2,912,880
Ser. B, 4.00%, 12/1/42 T	A2	5,250,000	5,262,915
Ser. B, 4.00%, 12/1/41 T	A2	4,000,000	4,011,920
			20,787,310
Tennessee (0.5%)
Metro. Govt. Nashville & Davidson Cnty., Hlth. & Edl. Fac. Board Rev. Bonds, (Blakeford at Green Hills Oblig. Group), Ser. A, 4.00%, 11/1/45	BBB−/F	1,750,000	1,595,453
			1,595,453
Texas (11.8%)
Arlington, Higher Ed. Fin. Corp. Rev. Bonds
(Uplift Ed.), Ser. A, PSFG, 4.00%, 12/1/42	AAA	1,000,000	1,026,244
(Wayside Schools), Ser. A, 4.00%, 8/15/41	BB	610,000	531,611
Clifton, Higher Ed. Fin. Corp. Rev. Bonds
(Intl. Leadership), Ser. D, 6.125%, 8/15/48	BB−/P	2,500,000	2,669,697
(IDEA Pub. Schools), 5.00%, 8/15/28	A−	200,000	214,193
Dallas, Area Rapid Transit Sales Tax Rev. Bonds, Ser. B, 5.00%, 12/1/47	AA+	9,000,000	10,041,300
Harris Cnty., Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Brazos Presbyterian Homes, Inc.), 5.00%, 1/1/37	BBB−/F	250,000	261,104
(YMCA of the Greater Houston Area), Ser. A, 5.00%, 6/1/33	Baa2	1,000,000	1,000,478
Houston, Arpt. Syst. Rev. Bonds
Ser. B-1, 5.00%, 7/15/35	B	2,500,000	2,594,222
(United Airlines, Inc.), 4.00%, 7/15/41	B−/F	1,250,000	1,138,874
La Vernia, Higher Ed. Fin. Corp. 144A Rev. Bonds, (Meridian World School, LLC), Ser. A, 5.25%, 8/15/35 (Prerefunded 8/15/24)	AAA/P	1,000,000	1,059,841
Matagorda Cnty., Poll. Control Rev. Bonds, (Dist. No. 1), Ser. A, AMBAC, 4.40%, 5/1/30	A−	1,250,000	1,323,786
New Hope, Cultural Ed. Fac. Fin. Corp. Rev. Bonds
(Wesleyan Homes, Inc.), 5.50%, 1/1/43	BB−/P	500,000	476,827
(Collegiate Hsg.-Tarleton St.), 5.00%, 4/1/39 (Prerefunded 4/1/24)	AAA/P	500,000	524,214
(Woman’s U.-Collegiate Hsg. Denton, LLC), Ser. A-1, AGM, 4.125%, 7/1/53	AA	1,000,000	1,007,120
Newark, Higher Ed. Fin. Corp. Rev. Bonds, (Austin Achieve Pub. Schools, Inc.), 5.00%, 6/15/48	BB−/P	500,000	500,933

Managed Municipal Income Trust 31

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Texas cont.
Temple, Tax Increment 144A Tax Alloc. Bonds, (Reinvestment Zone No. 1), Ser. A, 5.00%, 8/1/38	Baa2	$1,500,000	$1,546,712
TX Private Activity Surface Trans. Corp. Rev. Bonds, (Segment 3C), 5.00%, 6/30/58	Baa3	2,500,000	2,583,355
TX State Muni. Gas Acquisition & Supply Corp. III Rev. Bonds, 5.00%, 12/15/32	A3	1,000,000	1,087,225
TX State Private Activity Bond Surface Trans. Corp. Rev. Bonds, (Blueridge Trans. Group, LLC (SH 288 Toll Lane)), 5.00%, 12/31/50	Baa3	1,250,000	1,303,111
TX State Trans. Comm. G.O. Bonds, 5.00% 10/1/44 (Prerefunded 10/1/24) T	AAA	8,000,000	8,470,560
TX State Trans. Comm. Rev. Bonds, (State Hwy. 249 Sys.), Ser. A, zero %, 8/1/39	Baa3	700,000	324,000
Uptown Dev. Auth. Tax Alloc. Bonds, Ser. A, 5.00%, 9/1/40	BBB	700,000	729,698
			40,415,105
Utah (1.2%)
Infrastructure Agcy. Telecomm. Rev. Bonds, 4.00%, 10/15/39	BBB−/F	1,500,000	1,307,626
MDA Mountain Village Pub. Infrastructure Dist. Special Assmt., Ser. A, 5.00%, 8/1/50	B/P	1,045,000	1,042,422
Mida Mountain Village Pub. Infrastructure Dist. 144A Special Assmt. Bonds, (Mountain Village Assmt. Area No. 2), 4.00%, 8/1/50	B/P	1,250,000	982,536
UT State Charter School Fin. Auth. Rev. Bonds, (Summit Academy, Inc.), Ser. A, 5.00%, 4/15/44	AA	625,000	676,650
			4,009,234
Virginia (3.4%)
Cherry Hill Cmnty., Dev. Auth. 144A Special Assmt. Bonds, (Potomac Shores), 5.40%, 3/1/45	B/P	1,000,000	1,011,140
Farms of New Kent, Cmnty. Dev. Auth. 144A Special Assmt. Bonds, Ser. A, 3.75%, 3/1/36	B+/P	735,000	670,958
Front Royal & Warren Cnty., Indl. Dev. Auth. Rev. Bonds, (Valley Hlth. Oblig. Group), 4.00%, 1/1/50	A1	2,500,000	2,432,212
James City Cnty., Econ. Dev. Auth. Rev. Bonds
(Williamsburg Landing), Ser. A, 4.00%, 12/1/50	BB/P	1,235,000	1,020,463
(VA United Methodist Homes, Inc. Oblig. Group), Ser. A, 4.00%, 6/1/47	BB/P	1,000,000	821,912
Lexington, Indl. Dev. Auth. Res. Care Fac. Rev. Bonds
(Lexington Retirement Cmnty.), 4.00%, 1/1/48 ###	BBB−/F	1,310,000	1,147,102
(Lexington Retirement Cmnty.), 4.00%, 1/1/42 ###	BBB−/F	1,000,000	913,123
(Kendal at Lexington), 4.00%, 1/1/31	BBB−/F	675,000	678,109
Lower Magnolia Green Cmnty., Dev. Auth. 144A Special Assmt. Bonds, 5.00%, 3/1/35	B/P	485,000	487,122
Small Bus. Fin. Auth. Private Activity Rev. Bonds, (Transform 66-P3), 5.00%, 12/31/52	Baa3	1,000,000	1,028,850
Suffolk, Econ. Dev. Auth. Retirement Fac. Rev. Bonds, (United Church Homes & Svcs. Oblig. Group), 5.00%, 9/1/31	BB/P	500,000	521,011
VA State Small Bus. Fin. Auth. Rev. Bonds, (Elizabeth River Crossings OPCO, LLC), 6.00%, 1/1/37 (Prerefunded 7/1/22)	BBB	740,000	745,168
			11,477,170

32 Managed Municipal Income Trust

MUNICIPAL BONDS AND NOTES (137.9%)* cont.	Rating**	Principal amount	Value
Washington (3.1%)
Bellevue, G.O. Bonds
4.00%, 12/1/38	Aaa	$1,000,000	$1,049,880
4.00%, 12/1/34	Aaa	1,420,000	1,535,156
Kalispel Tribe of Indians Priority Dist. Rev. Bonds, Ser. A, 5.25%, 1/1/38	BB+/P	750,000	811,499
Port of Seattle, Rev. Bonds, Ser. C, 5.00%, 4/1/40	A1	625,000	650,203
Tobacco Settlement Auth. of WA Rev. Bonds, 5.25%, 6/1/32	A−	790,000	796,854
WA State Hsg. Fin. Comm. Rev. Bonds
(Wesley Homes Lea Hill), 5.00%, 7/1/41	B/P	500,000	490,302
(Wesley Homes Lea Hill), 5.00%, 7/1/36	B/P	580,000	580,824
(Social Certif.), Ser. A-1, 3.50%, 12/20/35	BBB+	2,171,391	1,982,899
WA State Hsg. Fin. Comm. 144A Rev. Bonds, (Presbyterian Retirement Cmnty. Northwest), Ser. A, 5.00%, 1/1/36	BB/F	1,175,000	1,173,768
WA State Hsg. Fin. Comm. Nonprofit 144A Rev. Bonds, (Spokane Intl. Academy), Ser. A
5.00%, 7/1/56	Ba2	1,130,000	1,130,747
5.00%, 7/1/50	Ba2	500,000	502,888
			10,705,020
Wisconsin (4.1%)
Pub. Fin. Auth. 144A Rev. Bonds, (Roseman U. of Hlth. Sciences), 5.00%, 4/1/40	BB	1,150,000	1,190,970
Pub. Fin. Auth. Edl. Fac. Rev. Bonds, (Piedmont Cmnty. Charter School), 5.00%, 6/15/53	Baa3	1,150,000	1,169,205
Pub. Fin. Auth. Exempt Fac. Rev. Bonds, (Celanese U.S. Holdings, LLC), Ser. C, 4.30%, 11/1/30	BBB	300,000	308,198
Pub. Fin. Auth. Retirement Communities Rev. Bonds, (Evergreens Oblig. Group), Ser. A, 5.00%, 11/15/49	BBB/F	1,750,000	1,820,094
Pub. Fin. Auth. Retirement Fac. 144A Rev. Bonds, (Southminster, Inc.), 5.00%, 10/1/48	BB/F	800,000	803,447
Pub. Fin. Auth. Student Hsg. Fac. 144A Rev. Bonds, (UHF RISE Student Hsg., LLC), Ser. A-1, 4.00%, 7/1/61	Ba1	600,000	514,609
WI Pub. Fin. Auth. Hotel Rev. Bonds, (Grand Hyatt), 5.00%, 2/1/62	BBB−	2,300,000	2,315,684
WI Pub. Fin. Auth. Hotel 144A Rev. Bonds, (Grand Hyatt), 6.00%, 2/1/62	BB−/P	1,000,000	947,963
WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Oakwood Lutheran Sr. Ministries Oblig. Group), 4.00%, 1/1/57	BB/P	650,000	513,107
(St. John’s Communities, Inc.), 4.00%, 9/15/45 ###	BBB−/F	650,000	540,708
(St. John’s Communities, Inc.), 4.00%, 9/15/41 ###	BBB−/F	770,000	662,652
WI State Pub. Fin. Auth Sr. Living 144A Rev. Bonds
(Rose Villa, Inc.), Ser. A, 5.75%, 11/15/44	BB−/P	1,800,000	1,837,717
(Mary’s Woods at Marylhurst), Ser. A, 5.25%, 5/15/37	BB/F	380,000	385,186
WI State Pub. Fin. Auth. 144A Rev. Bonds, (Church Home of Hartford, Inc.), Ser. A, 5.00%, 9/1/30	BB/F	945,000	964,489
			13,974,029
Total municipal bonds and notes (cost $492,544,025)			$468,672,078

Managed Municipal Income Trust 33

SHORT-TERM INVESTMENTS (8.3%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.43% L	Shares	26,424,500	$26,424,500
U.S. Treasury Bills 0.565%, 6/21/22 # ∆		$1,200,000	1,199,064
U.S. Treasury Bills 0.518%, 6/16/22 # ∆		300,000	299,833
U.S. Treasury Bills 0.194%, 5/3/22 ∆		200,000	200,000
Total short-term investments (cost $28,123,355)			$28,123,397

TOTAL INVESTMENTS
Total investments (cost $520,667,380)	$496,795,475

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $339,919,307.
**	The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
†	This security is non-income-producing.
††	The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $178,876 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $1,434,163 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or entirely (Note 1).
L	Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
T	Underlying security in a tender option bond transaction. This security has been segregated as collateral for financing transactions.
###	When-issued security (Note 1).
At the close of the reporting period, the fund maintained liquid assets totaling $82,714,213 to cover certain derivative contracts, tender option bonds and the settlement of certain securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

34 Managed Municipal Income Trust

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.44%, 0.80% and 1.29%, respectively, as of the close of the reporting period.
The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
The dates shown on debt obligations are the original maturity dates.
The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
Health care	30.4%
Education	20.4
Tax bonds	15.8
Land	11.4
Utilities	10.1

FUTURES CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond Ultra 30 yr (Short)	27	$4,331,813	$4,331,813	Jun-22	$42,158
Unrealized appreciation					42,158
Unrealized (depreciation)					—
Total					$42,158

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Citibank, N.A.
$2,950,000	$60,165	$—	6/28/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(60,165)
2,950,000	60,398	—	6/30/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	(60,398)
737,000	65,244	—	6/30/22	—	2.74% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	65,244
737,000	64,972	—	6/28/22	—	2.74% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	64,972

Managed Municipal Income Trust 35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$5,000,000	$600,753	$—	5/3/22	—	1.52% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	$(600,757)
4,000,000	416,616	—	5/24/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(416,616)
4,000,000	418,028	—	5/26/22	—	1.75% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(418,028)
2,000,000	399,820	—	5/26/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	399,820
2,000,000	398,880	—	5/24/22	—	2.15% minus Municipal Market Data Index AAA municipal yields 30 Year rate — At maturity	398,880
Upfront premium received		—		Unrealized appreciation		928,916
Upfront premium (paid)		—		Unrealized (depreciation)		(1,555,964)
Total		$—		Total	$(627,048)

36 Managed Municipal Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$468,672,078	$—
Short-term investments	—	28,123,397	—
Totals by level	$—	$496,795,475	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$42,158	$—	$—
Total return swap contracts	—	(627,048)	—
Totals by level	$42,158	$(627,048)	$—

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 37

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $494,242,880)	$470,370,975
Affiliated issuers (identified cost $26,424,500) (Notes 1 and 6)	26,424,500
Cash	824,005
Interest and other receivables	6,295,900
Receivable for investments sold	6,456,086
Receivable for variation margin on futures contracts (Note 1)	21,934
Unrealized appreciation on OTC swap contracts (Note 1)	928,916
Prepaid assets	49,428
Total assets	511,371,744

LIABILITIES
Payable for investments purchased	7,509,014
Payable for purchases of delayed delivery securities (Note 1)	10,377,863
Payable for shares of the fund repurchased	286,488
Payable for compensation of Manager (Note 2)	585,514
Payable for custodian fees (Note 2)	4,451
Payable for investor servicing fees (Note 2)	30,050
Payable for Trustee compensation and expenses (Note 2)	140,701
Payable for administrative services (Note 2)	1,166
Payable for floating rate notes issued (Note 1)	49,843,780
Distributions payable to shareholders	1,657,767
Distributions payable to preferred shareholders (Note 1)	10,490
Unrealized depreciation on OTC swap contracts (Note 1)	1,555,964
Preferred share remarketing agent fees	14,075
Other accrued expenses	85,114
Total liabilities	72,102,437
Series A remarketed preferred shares: (240 shares authorized and issued at $100,000 per
share) (Note 4)	24,000,000
Series C remarketed preferred shares: (1,507 shares authorized and issued at $50,000 per
share) (Note 4)	75,350,000
Net assets	$339,919,307

REPRESENTED BY
Paid-in capital — common shares (Unlimited shares authorized) (Notes 1 and 5)	$367,563,355
Total distributable earnings (Note 1)	(27,644,048)
Total — Representing net assets applicable to common shares outstanding	$339,919,307

COMPUTATION OF NET ASSET VALUE
Net asset value per common share
($339,919,307 divided by 48,774,638 shares)	$6.97

The accompanying notes are an integral part of these financial statements.

38 Managed Municipal Income Trust

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Interest (including interest income of $24,303 from investments in affiliated issuers) (Note 6)	$9,260,408
Total investment income	9,260,408

EXPENSES
Compensation of Manager (Note 2)	1,319,313
Investor servicing fees (Note 2)	96,446
Custodian fees (Note 2)	7,390
Trustee compensation and expenses (Note 2)	7,441
Administrative services (Note 2)	6,686
Interest and fees expense (Note 2)	182,364
Preferred share remarketing agent fees	74,928
Other	213,063
Total expenses	1,907,631
Expense reduction (Note 2)	(58)
Net expenses	1,907,573

Net investment income	7,352,835

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	635,406
Futures contracts (Note 1)	1,163,804
Swap contracts (Note 1)	(2,174,678)
Total net realized loss	(375,468)
Change in net unrealized (depreciation) on:
Securities from unaffiliated issuers	(57,099,055)
Futures contracts	(320,608)
Swap contracts	(5,720)
Total change in net unrealized depreciation	(57,425,383)

Net loss on investments	(57,800,851)

Net decrease in net assets resulting from operations	(50,448,016)

Distributions to Series A and C remarketed preferred shareholders (Note 1):
From tax exempt net investment income	(162,159)
Net decrease in net assets resulting from operations (applicable to common shareholders)	$(50,610,175)

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 39

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$7,352,835	$15,285,339
Net realized gain (loss) on investments	(375,468)	5,589,116
Change in net unrealized appreciation (depreciation)
of investments	(57,425,383)	11,950,318
Net increase (decrease) in net assets resulting
from operations	(50,448,016)	32,824,773

Distributions to Series A and C remarketed preferred
shareholders (Note 1):
From tax exempt net investment income	(162,159)	(129,591)
Net increase (decrease) in net assets resulting from
operations (applicable to common shareholders)	(50,610,175)	$32,695,182

Distributions to common shareholders (Note 1):
From ordinary income
Taxable net investment income	—	(302,056)
From tax exempt net investment income	(9,365,032)	(15,610,829)
From net realized long-term gains on investments	(207,465)	(2,864,924)
Increase from issuance of common shares in connection
with reinvestment of distributions	235,480	532,866
Decrease from shares repurchased (Note 5)	(1,363,583)	—
Total increase (decrease) in net assets	(61,133,310)	14,450,239

NET ASSETS
Beginning of period	401,052,617	386,602,378
End of period	$339,919,307	$401,052,617

NUMBER OF FUND SHARES
Common shares outstanding at beginning of period	48,944,250	48,880,001
Shares issued in connection with dividend
reinvestment plan	28,389	64,249
Shares repurchased (Note 5)	(198,001)	—
Common shares outstanding at end of period	48,774,638	48,944,250

Series A Remarketed preferred shares outstanding at
beginning and end of year	240	240

Series C Remarketed preferred shares outstanding at
beginning and end of year	1,507	1,507

* Unaudited.

The accompanying notes are an integral part of these financial statements.

40 Managed Municipal Income Trust

Statement of cash flows Six months ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in net assets from operations	$(50,448,016)

Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	$(75,443,750)
Proceeds from disposition of investment securities	77,076,817
Purchase of short-term investment securities, net	(9,461,387)
Premium amortization	1,736,434
Accretion discount	(514,685)
(Increase) decrease in interest and other receivables	264,128
(Increase) decrease in receivable for investments sold	(6,401,086)
Increase (decrease) in payable for investments purchased	8,150,865
(Increase) decrease in prepaid asset	(18,387)
Increase (decrease) in payable for compensation of Manager	(83,889)
Increase (decrease) in payable for custodian fees	882
Increase (decrease) in payable for investor servicing	(3,821)
Increase (decrease) in payable for Trustee compensation and expenses	(29,019)
Increase (decrease) in payable for administrative services	601
Increase (decrease) in payable for preferred share remarketing fees	36,291
Increase (decrease) in payable for other accrued expenses	(78,682)
Net realized gain (loss) on investments	(635,406)
Net unrealized appreciation (depreciation) on OTC swap contracts during the year	494,199
Net unrealized appreciation (depreciation) on investments during the year	57,099,055
Net cash provided by operating activities	52,189,160

CASH FLOWS FROM FINANCING ACTIVITIES
Increase from dividends reinvested	235,480
Decrease from repurchase of capital shares	(1,077,094)
Distribution to common shareholders	(9,398,391)
Distribution to preferred shareholders	(154,469)
Increase from tender option bond transactions	9,477,335
Net cash used in financing activities	(917,139)
Net increase in cash	824,005
Cash balance, beginning of year	—
Cash balance, end of year	$824,005

Supplemental disclosure of cash flow information:
Interest expense during the period	$57,740

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 41

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
	Six months			Year ended
	ended**
	4/30/22	10/31/21	10/31/20	10/31/19	10/31/18	10/31/17
Net asset value, beginning of period
(common shares)	$8.19	$7.91	$8.15	$7.64	$7.95	$8.10
Investment operations:
Net investment income[a]	.15	.31	.33	.38	.40	.39
Net realized and unrealized
gain (loss) on investments	(1.18)	.35	(.17)	.54	(.35)	(.17)
Total from investment operations	(1.03)	.66	.16	.92	.05	.22

Distributions to preferred shareholders:
From net investment income	—[e]	—[e]	(.02)	(.04)	(.04)	(.02)
From capital gains	—	—	(.01)	(.01)	—	—
Total from investment operations
(applicable to common shareholders)	(1.03)	.66	.13	.87	.01	.20

Distributions to common shareholders:
From net investment income	(.19)	(.32)	(.33)	(.31)	(.37)	(.39)
From capital gains	—	(.06)	(.05)	(.07)	—	—
From return of capital	—	—	—	—	—	(.01)
Total distributions	(.19)	(.38)	(.38)	(.38)	(.37)	(.40)
Increase from shares repurchased	—[e]	—	.01	.02	.05	—[e]
Increase from Preferred shares
tender offer	—	—	—	—	—	.05
Net asset value, end of period
(common shares)	$6.97	$8.19	$7.91	$8.15	$7.64	$7.95
Market price, end of period
(common shares)	$6.44	$8.25	$7.64	$7.97	$6.71	$7.43
Total return at market price (%)
(common shares)[b]	(19.91)*	13.11	0.77	24.89	(4.91)	4.84
Total return at net asset value (%)
(common shares)[b]	(12.78)*	8.44	1.93	11.91	0.71	3.32

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(common shares) (in thousands)	$339,919	$401,053	$386,602	$401,242	$385,024	$426,968
Ratio of expenses to average
net assets (including interest
expense) (%)[c,d,f]	.50*	.93	.98[h]	1.01	1.03	1.13[g]
Ratio of net investment income
to average net assets (%)[c]	1.87*	3.73	3.92	4.21	4.54	4.73
Portfolio turnover (%)	14*	21	38	36	28	30

(Continued on next page)

42 Managed Municipal Income Trust

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

d Includes amounts paid through expense offset arrangements, if any (Note 2).

e Amount represents less than $0.01 per share.

f Includes interest and fee expense associated with borrowings which amounted to:

Percentage of average net assets
April 30, 2022	0.05%
October 31, 2021	0.05
October 31, 2020	0.09
October 31, 2019	0.14
October 31, 2018	0.17
October 31, 2017	0.06

g Includes 0.17% of increased proxy solicitation and legal fees related to the 2017 annual shareholder meeting.

h Reflects waiver of certain fund expenses in connection with the fund’s remarketing preferred shares during the period. As a result of such waiver, the expenses of the fund for the period ended October 31, 2020 reflect a reduction of less than 0.01% average net assets (Note 2).

The accompanying notes are an integral part of these financial statements.

Managed Municipal Income Trust 43

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Managed Municipal Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The goal of the fund is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its goal by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Management believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage, primarily by issuing preferred shares in an effort to enhance the returns for the common shareholders. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after

44 Managed Municipal Income Trust

considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging and gaining exposure to term structure risk.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Managed Municipal Income Trust 45

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $636,701 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $1,434,163 and may include amounts related to unsettled agreements.

Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $71,515,403 were held by the TOB trust and served as collateral for $49,843,780 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $57,740 for these investments based on an average interest rate of 0.25%.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $521,098,813, resulting in gross unrealized appreciation and depreciation of $20,020,406 and $44,908,634, respectively, or net unrealized depreciation of $24,888,228.

Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The fund used targeted distribution rates to its common shareholders. Distributions are sourced first from tax-exempt and ordinary income. The balance of the

46 Managed Municipal Income Trust

distributions, if any, comes next from capital gain and then will constitute a return of capital. A return of capital is not taxable; rather it reduces a shareholder’s tax basis in their shares of the fund. The fund may make return of capital distributions to achieve the targeted distribution rates. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred Series A shares is generally a 28 day period, and generally a 7 day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2022 was 0.771% for Series A shares and 0.771% for Series C shares.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

During the reporting period, the fund has experienced unsuccessful remarketings of its remarketed preferred shares. As a result, dividends to the remarketed preferred shares have been paid at the “maximum dividend rate,” pursuant to the fund’s by-laws, which, based on the current credit quality of the remarketed preferred shares, equals 110% of the 60-day “AA” composite commercial paper rate.

Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference (redemption value of preferred shares, plus accumulated and unpaid dividends) of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund, including assets attributable to preferred shares. Such fee is based on the following annual rates based on the average weekly net assets attributable to common and preferred shares.

The lesser of (i) 0.550% of average net assets attributable to common and preferred shares outstanding, or(ii) the following rates:

	of the first $500 million of average		of the next $5 billion of average weekly
0.650%	weekly net assets,	0.425%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.550%	weekly net assets,	0.405%	net assets,
	of the next $500 million of average		of the next $5 billion of average weekly
0.500%	weekly net assets,	0.390%	net assets and
	of the next $5 billion of average weekly	0.380%	of any excess thereafter.
0.450%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.273% of the fund’s average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fees rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period). Any amount in excess of the fee payable to Putnam Management for a given period will be used to reduce any subsequent fee payable to Putnam Management, as may be necessary. For the reporting period, Putnam Management did not reimburse monies to the fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Managed Municipal Income Trust 47

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $58 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $268, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$75,443,750	$70,196,114
U.S. government securities (Long-term)	—	—
Total	$75,443,750	$70,196,114

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Preferred shares

The Series A (240) and C (1,507) Remarketed Preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per Series A Remarketed Preferred share and $50,000 per Series C Remarketed Preferred share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

48 Managed Municipal Income Trust

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2022, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2021, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2022 (based on shares outstanding as of September 30, 2021). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 365 day period ending September 30, 2021 (based on shares outstanding as of September 30, 2020). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees. At Putnam’s recommendation, the share repurchase program was temporarily suspended on March 24, 2020 and reinstated July 1, 2020.

For the reporting period, the fund repurchased 198,001 common shares for an aggregate purchase price of $1,363,583, which reflects a weighted-average discount from net asset value per share of 6.98%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund did not repurchase any of its outstanding common shares.

At the close of the reporting period, Putnam Investments, LLC owned approximately 1,910 shares of the fund (0.004% of the fund’s shares outstanding), valued at $13,313 based on net asset value.

Note 6: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Short Term
Investment Fund*	$17,661,656	$75,023,437	$66,260,593	$24,303	$26,424,500
Total Short-term
investments	$17,661,656	$75,023,437	$66,260,593	$24,303	$26,424,500

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Managed Municipal Income Trust 49

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	100
OTC total return swap contracts (notional)	$26,800,000
Centrally cleared total return swap contracts (notional)	$9,900,000

50 Managed Municipal Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Interest rate contracts	Receivables	$971,074*	Payables	$1,555,964
Total		$971,074		$1,555,964

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$1,163,804	$(2,174,678)	$(1,010,874)
Total	$1,163,804	$(2,174,678)	$(1,010,874)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging
instruments under ASC 815	Futures	Swaps	Total
Interest rate contracts	$(320,608)	$(5,720)	$(326,328)
Total	$(320,608)	$(5,720)	$(326,328)

Managed Municipal Income Trust 51

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

			Morgan Stanley
		JPMorgan	& Co. International
	Citibank, N.A.	Securities LLC	PLC	Total
Assets:
OTC Total return swap contracts*#	$130,216	$—	$798,700	$928,916
Futures contracts§	—	21,934	—	21,934
Total Assets	$130,216	$21,934	$798,700	$950,850
Liabilities:
OTC Total return swap contracts*#	120,563	—	1,435,401	1,555,964
Futures contracts§	—	—	—	—
Total Liabilities	$120,563	$—	$1,435,401	$1,555,964
Total Financial and Derivative	$9,653	$21,934	$(636,701)	$(605,114)
Net Assets
Total collateral received	$(806,522)	$—	$(627,641)
(pledged)†##
Net amount	$816,175	$21,934	$(9,060)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(806,522)	$—	$(627,641)	$(1,434,163)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $178,876.

52 Managed Municipal Income Trust

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023.ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Managed Municipal Income Trust 53

Shareholder meeting results (Unaudited)

April 22, 2022 annual meeting

At the meeting, a proposal to fix the number of Trustees at 11 was approved as follows:

Votes for	Votes against	Abstentions
35,263,221	703,436	673,232

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld
Liaquat Ahamed	34,669,568	1,970,383
Ravi Akhoury†	34,575,769	2,064,182
Barbara M. Baumann	35,023,835	1,616,116
Catharine Bond Hill	35,027,530	1,612,421
Paul L. Joskow†	34,829,555	1,810,396
Kenneth R. Leibler	34,613,336	2,026,614
Jennifer Williams Murphy††	35,058,806	1,581,145
Marie Pillai††	34,988,700	1,651,251
Robert L. Reynolds	35,179,532	1,460,419
Manoj P. Singh	34,777,042	1,862,908
Mona K. Sutphen	34,998,408	1,641,543

† Mr. Akhoury and Dr. Joskow will each serve until his retirement on June 30, 2022.

†† Mses. Murphy and Pillai have been elected to your fund’s Board and will serve as Trustees beginning July 1, 2022.

A quorum was not present with respect to the matter of electing two Trustees to be voted on by the preferred shareholders voting as a separate class. As a result, in accordance with the fund’s Declaration of Trust and Bylaws, independent Trustees Katinka Domotorffy and George Putnam III remain in office and continue to serve as Trustees.

All tabulations are rounded to the nearest whole number.

54 Managed Municipal Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Income
Emerging Markets Equity Fund	Convertible Securities Fund
Focused Equity Fund	Diversified Income Trust
Focused International Equity Fund	Floating Rate Income Fund
International Capital Opportunities Fund	Global Income Trust
International Equity Fund	Government Money Market Fund*
Multi-Cap Core Fund	High Yield Fund
Research Fund	Income Fund
Money Market Fund†
Global Sector	Mortgage Opportunities Fund
Global Health Care Fund	Mortgage Securities Fund
Global Technology Fund	Short Duration Bond Fund
Ultra Short Duration Income Fund
Growth
Growth Opportunities Fund	Tax-free Income
Small Cap Growth Fund	Intermediate-Term Municipal Income Fund
Sustainable Future Fund	Short-Term Municipal Income Fund
Sustainable Leaders Fund	Strategic Intermediate Municipal Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
International Value Fund
Large Cap Value Fund	State tax-free income funds:‡
Small Cap Value Fund	California, Massachusetts, Minnesota,
New Jersey, New York, Ohio, and Pennsylvania

Managed Municipal Income Trust 55

Absolute Return	Asset Allocation (cont.)
Fixed Income Absolute Return Fund	Putnam Retirement Advantage Maturity Fund
Multi-Asset Absolute Return Fund	Putnam Retirement Advantage 2065 Fund
Putnam Retirement Advantage 2060 Fund
Putnam PanAgora§	Putnam Retirement Advantage 2055 Fund
Putnam PanAgora Risk Parity Fund	Putnam Retirement Advantage 2050 Fund
Putnam Retirement Advantage 2045 Fund
Asset Allocation	Putnam Retirement Advantage 2040 Fund
Dynamic Risk Allocation Fund	Putnam Retirement Advantage 2035 Fund
George Putnam Balanced Fund	Putnam Retirement Advantage 2030 Fund
Putnam Retirement Advantage 2025 Fund
Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund	RetirementReady® Maturity Fund
Dynamic Asset Allocation Growth Fund	RetirementReady® 2065 Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

§ Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

56 Managed Municipal Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisor	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President, Chief Compliance	Assistant Clerk, and
and Trust Company	Officer, and Chief Risk Officer	Assistant Treasurer

Legal Counsel	Nancy E. Florek	Janet C. Smith
Ropes & Gray LLP	Vice President, Director of	Vice President,
	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
	and Assistant Treasurer	and Assistant Treasurer

	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 — November 30, 2021	—	—	—	4,893,483
December 1 — December 31, 2021	—	—	—	4,893,483
January 1 — January 31, 2022	—	—	—	4,893,483
February 1 — February 28, 2022	91,365	$7.26	91,365	4,802,118
March 1 — March 31, 2022	—	—	—	4,802,118
April 1 — April 30, 2022	106,636	$6.56	106,636	4,695,482

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund’s outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2020, which was in effect between October 1, 2020 and September 30, 2021, allowed the fund to repurchase up to 4,880,000 of its shares. The program renewed by the Board in September 2021, which is in effect between October 1, 2021 and September 30, 2022, allows the fund to repurchase up to 4,893,483 of its shares.

**	Information prior to October 1, 2021, is based on the total number of shares eligible for repurchase under the program, as amended through September 2020. Information from October 1, 2021 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2021.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) 19(a) Notices to Beneficial Owners are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022